Accounting standards issued but not yet effective	12 Months Ended
Dec. 31, 2018
Statements Line Items
Accounting standards issued but not yet effective [Text Block]

5.                   Accounting standards issued but not yet effective

The Company has not yet adopted certain standards, interpretations to existing standards and amendments which have been issued but have an effective date of later than December 31, 2018. Many of these updates are not relevant to the Company and are therefore not discussed herein.

IFRS 16, Leases (“IFRS 16”)

In January 2016, the IASB issued IFRS 16. IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract, which is the customer (“lessee”) and the supplier (“lessor”). IFRS 16 replaces IAS 17, Leases (“IAS 17”), and related interpretations. All leases result in the lessee obtaining the right to use an asset at the start of the lease and incurring a financing obligation corresponding to the lease payments to be made over time. Accordingly, for lessees, IFRS 16 eliminates the classification of leases as either operating leases or finance leases as is required by IAS 17 and, instead, introduces a single lessee accounting model.

Applying that model, a lessee is required to recognize:

i)                    assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value; and

ii)                   amortization of lease assets separately from interest on lease liabilities in the statement of loss.

Management has reviewed all of the Company’s leasing arrangements in light of the requirements of IFRS 16. The standard will affect primarily the accounting for the Company’s operating leases. As at the reporting date, the Company has non-cancellable operating lease commitments of $13.0 million (Note 32). Of these commitments, approximately $0.6 million relate to short-term leases which will not be recognized as a right-of-use asset and will be recognized on a straight- line basis as expense in the consolidated statement of loss.

The new standard is effective for the Company’s annual periods beginning on January 1, 2019. The Company intends to apply the simplified transition approach and will not restate comparative figures for the year prior to first adoption. Right-of- use assets for property leases will be measured on transition as if the new standard had been applied since the respective leases’ commencement date but using the Company’s incremental borrowing rate on January 1, 2019. All other right-of- use assets will be measured at the amount of the lease liability on adoption (adjusted for any related prepaid or accrued amounts).

For the remaining lease commitments, the Company expects to recognize right-of-use assets of approximately $9.4 million on January 1, 2019, lease liabilities of $10.0 million and deferred tax assets of $0.1 million. Overall, net assets will be approximately $0.4 million lower, and net current assets will be $0.7 million lower due to the presentation of a portion of the lease liability as a current liability. The Company expects that the adoption of IFRS 16 will have the effect of reducing net income after tax by approximately $0.2 million for 2019 based on the leases in place on December 31, 2018. For the same period, operating cash flows will increase and financing cash flows decrease by approximately $0.7 million as repayment of the principal portion of the lease liabilities will be classified as cash flows from financing activities.

The Company’s activities as a lessor are not material and hence the Company does not expect any significant impact on the consolidated financial statements. However, some additional disclosures will be required starting next year.